EXHIBIT 10.20.22




            Fourth Amendment to Letter Agreement (European Facility)
                              dated August 1, 1995
            among the Registrant's Foreign Subsidiaries and NBD Bank

                                   NBD BANK
                              611 Woodward Avenue
                            Detroit, Michigan 48226

                           Dated as of August 1, 1995

Hurco Europe Limited
Hurco GmbH Werkzeugmaschinen
  CIM-Bausteine Vertrieb und Service

                   Re: Fourth Amendment to European Facility

Ladies and Gentlemen:

     This letter amends the letter agreement with you dated June 17, 1993, as previously amended by the letter agreements dated March 24, 1994, as of January 31, 1995, and as of May 31, 1995 (as amended, the "European Facility"), and is being entered into in conjunction with the Third Amendment to Credit Agreement of even date herewith with your parent, Hurco Companies, Inc.

     The definition of "Expiration Date" in the European Facility is amended to read as follows:

               "Expiration Date" means the earlier to occur of (a) November 1, 1996, and (b) the date on which NBD declares under paragraph 13 all principal and interest on indebtedness to NBD provided under this agreement to be immediately due and payable.

     Should the foregoing be agreeable to you, as it is to us, please indicate your agreement and acceptance by executing and returning the enclosed copy of this letter whereupon the European Facility shall be amended as herein provided, and references to the European Facility shall be to the European Facility as so amended. Except as amended hereby, the European Facility shall remain in full force and effect.
                                                 Very truly yours,
                                                 NBD Bank

                                                 By:  /S/ BRUCE THOMSON
                                                 ----------------------
                                                 Its:  Vice President

Agreed and accepted:
HURCO EUROPE LIMITED

By:  /S/ ROGER J. WOLF
----------------------
Its: Director
Dated as of August 1, 1995

HURCO GmbH WERKZEUGMASCHINEN
CIM-BAUSTEINE VERTRIEB UND
SERVICE
By:  /S/ GERHARD KOHLBACHER
---------------------------
Its: General Manager
Dated as of August 1, 1995